AMENDMENT TO BUSINESS CREDIT AND SECURITY AGREEMENT
                               (Amendment No. 8)

This Amendment to Business Credit and Security Agreement ("Amendment") is made by and among Deutsche Financial Services Corporation ("DFS"), Elcom Services Group, Inc. ("Elcom Services"), and Elcom, Inc. ("Elcom, Inc.") (Elcom Services and Elcom, Inc. are referred to herein collectively as "Borrower).

        WHEREAS, DFS and Borrower are parties to that certain Business Credit and Security Agreement dated March 1, 1997, as amended ("Agreement"); and

        WHEREAS, DFS and Borrower desire to amend the Agreement as provided herein.

        NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFS and Borrower agree as follows:

        1. The paragraphs that were added to the Agreement pursuant to Section 7 of that certain Amendment to Business Credit and Security Agreement (Amendment No. 7) dated as of November 6, 2000, are hereby deleted in their entirety and replaced with the following (and the following will also be deemed to modify paragraph 2 of that certain letter regarding waiver of default dated November 6, 2000, from DFS to Borrower, to the extent necessary to make the following consistent with such paragraph 2 of said letter):

                "1. Not later than November 27, 2000, Borrower hereby agrees to cause Elcom International, Inc. to cause an institution acceptable to DFS to issue one or more Irrevocable Letter(s) of Credit, in the aggregate amount of Fifteen Million U.S. Dollars ($15,000,000.00), in form, substance and with expiration dates satisfactory to DFS. The Irrevocable Letter(s) of Credit will be in favor of DFS and Deutsche Financial Services (UK) Limited ("DFS U.K."). If DFS fails to receive the Irrevocable Letter(s) of Credit on or before November 27, 2000, a Default shall have occurred under the Agreement and under that certain Standard
                Conditions for the Sale and Purchase of Debts dated as of December 3, 1997 between Elcom Group Limited ("Elcom Ltd.") and DFS U.K., as amended (the "U.K. Agreement").

                2. Borrower hereby agrees that if at least sixty (60) days prior to the expiration of the above referenced Irrevocable Letter(s) of Credit or any subsequent Letter(s) of Credit issued in favor of DFS and DFS U.K., such Irrevocable Letter of Credit is not extended for a term of six (6) months or longer, or a new Irrevocable Letter of Credit in an amount, form and from an institution acceptable to DFS and for a term of six (6) months or longer is not provided to DFS, a Default shall have occurred under the Agreement and the U.K. Agreement, and each of DFS and DFS U.K. may declare all sums owed by Borrower and Elcom Ltd. under the Agreement and U.K.

                Agreement, respectively, to be immediately due and payable. Upon such Default, each of DFS and DFS U.K. may: (i) exercise any and all of its rights under the Agreement and the U.K. Agreement including, but not limited to, the right to repossess the Collateral from Borrower and Elcom Ltd.; and (ii) exercise any and all of its rights to draw upon any Irrevocable Letter of Credit issued in favor of DFS and DFS U.K.

                3. Upon  DFS'  receipt  of the  Irrevocable  Letter  of  Credit,
                Section  10(w)  of  the  Agreement   shall  be  deleted  in  its
                entirety."

        2. Conditions Precedent. Notwithstanding the foregoing, this Amendment shall not be effective unless and until satisfaction of the following terms and conditions, each as acceptable to DFS, in its sole discretion:

                (a) execution and delivery of this Amendment by all parties hereto;

                (b) a reaffirmation by Elcom International, Inc. of the existing guaranties of the obligations of Borrower to DFS; and

                (c) such other and further documents and agreements as DFS may determine in connection with any of the foregoing.

        3. No Other Modifications. Except as expressly modified or amended herein, all other terms and provisions of the Agreement shall remain unmodified and in full force and effect and the Agreement, as hereby amended, is ratified and confirmed by DFS and Borrower.

        4.  Capitalized   Terms.   Except  as  otherwise  defined  herein,   all
        capitalized terms will have the same meanings set forth in the Agreement.

        IN WITNESS WHEREOF, DFS, Elcom Services and Elcom, Inc. have executed this Amendment as of the 20th day of November, 2000.


                                        ELCOM SERVICES GROUP, INC.

ATTEST:

/s/ Paul Mueller                        By: /s/ Peter Rendall
  (Assistant) Secretary
                                        Print Name: Peter Rendall

                                        Title: Chief Financial Officer

                                        ELCOM, INC.

ATTEST:

/s/ Paul Mueller                        By: /s/ Peter Rendall
  (Assistant) Secretary
                                        Print Name: Peter Rendall

                                        Title: Chief Financial Officer


                                        DEUTSCHE FINANCIAL SERVICES
                                        CORPORATION



                                        By: /s/ Martha Peters

                                        Print Name: Martha Peters

                                        Title: Portfolio Manager

                        Guarantor Consent and Agreement

The undersigned Guarantor hereby acknowledges and consents to the terms of the foregoing Amendment to Business Credit and Security Agreement (Amendment No. 8), and does hereby ratify and confirm each and every guaranty of Borrower (inclusive of Elcom, Inc.) in all respects.


ELCOM INTERNATIONAL, INC.



By: /s/ Peter Rendall

Print Name: Peter Rendall

Title: Chief Financial Officer

Date: November 20, 2000


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